UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 0-6920

Delaware	94-1655526
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3050 Bowers Avenue

P.O. Box 58039

Santa Clara, CA 95052-8039

(Address of principal executive offices including zip code)

(408) 727-5555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by Applied Materials, Inc. dated August 16, 2004.

Item 9. Regulation FD Disclosure.

On August 16, 2004, Applied Materials, Inc. (the Company) issued a press release, the text of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2004

Applied Materials, Inc. (Registrant)

By:	/s/ Joseph J. Sweeney
Joseph J. Sweeney Group Vice President Legal Affairs and Intellectual Property and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1*	Press Release issued by Applied Materials, Inc. dated August 16, 2004.

*	Also provided in PDF format as a courtesy.